                                                                    Exhibit 10.4
                      SFBC Analytical Laboratories, Inc.
                             401A Industrial Drive
                             North Wales, PA 19459


                                        May 7, 2002

VIA FACSIMILE AND
REGULAR MAIL

Dr. Allan Xu
SFBC Analytical Laboratories, Inc.
401A Industrial Drive
North Wales, PA 19459

     Re:  SFBC International, Inc. / Amendment to Employment Agreement

Dear Dr. Xu:

     Reference is made your Employment Agreement with SFBC Analytical Laboratories, Inc. (the "Company") dated as of August 20, 2001. This letter will confirm our agreement to amend Section 4(f) as of December 31, 2001. The second sentence of Section 4(f) which reads as follows:

          "If the Employee is still employed by the Company on an anniversary date of this Agreement (the "Anniversary Date") through the fifth Anniversary Date: (i) the sum of $200,000 together with applicable interest shall be forgiven and considered paid by the Employee to the Company on each applicable Anniversary Date; and (ii) a pro rata portion of the Parent's common stock shall be released subject to the terms of the Pledge Agreement[.]"

is hereby stricken in its entirety, and is hereby amended and the following language is substituted therefore, as follows:

          "If the Employee is still employed by the Company on an anniversary date of this Agreement (the "Anniversary Date") through the fifth Anniversary Date: (i) the sum of $200,000 together with applicable interest shall be considered a bonus paid by the Company to the Employee on each applicable Anniversary Date; and (ii) a pro rata portion of the Parent's common stock shall be released subject to the terms of the Pledge Agreement."

Please affirm your agreement to this amendment as of December 31, 2001, and return the same to me via facsimile and send the original to me by regular mail.

                                        Sincerely yours,


                                        /s/ Dr. Allan Xu
                                        ------------------------
                                        Dr. Allan Xu